U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 29, 2009

AMB PROPERTY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-14245	94-3285362

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Pier 1, Bay 1, San Francisco, California 94111

(Address of principal executive offices) (Zip code)

415-394-9000

(Registrants’ telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On January 29, 2009, AMB Property Corporation, our general partner, disclosed a supplemental analyst package in connection with its earnings conference call for the fourth quarter of 2008. A copy of the supplemental analyst package is attached hereto as Exhibit 99.1. This section and the attached exhibit are provided under Item 7.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Forward Looking Statements

Some of the information included in this report and the presentations to be held in connection therewith contains forward-looking statements, such as those related to our growth opportunities and plans (including those regarding our global expansion and positioning, future capital deployment, growth of our development and private capital business, organizational changes and earnings growth), our projected funds from operations, compound annual growth rate of our business divisions, future assets under management, same store and/or cash net operating income and other financial and operational guidance, our capabilities to drive growth, our future performance compared to peers and other market indices, rent growth, industrial and other market and trade growth, market drivers, trends and forecasts, port opportunities (such as ship capacity expansion, outsourcing trends, port market demand, port expansions, container growth, and escalating land values), on-tarmac opportunities (such as air cargo growth, ability to access and leverage positions, and expertise and key airport opportunities, hiring, performance and retention of key personnel, access to resources, leveraging of relationships, continuation and effectiveness of strategic drivers, information regarding our development, value added conversion, redevelopment and renovation projects (including stabilization dates, square feet at stabilization or completion, sale or contribution dates, yields from such projects, our share of remaining funding, costs and total investment amounts, scope, location and timing of development starts, margins, projected gains and returns, sustainability, profitability, scope and scale of and demand for projects, targeted value added conversion projects, redevelopment and conversion timelines, entitlement and repositioning potential of land), ability to deliver customer solutions, lease expirations, performance and value-creation of investments and market entry opportunities, real estate valuations, acquisition capital and volume, scope and build out potential of land inventory, co-investment venture and other estimated investment capacity, terms of the co-investment ventures, performance, revenues and returns on investment, target leverage, future incentive distribution, asset management, acquisition and other private capital distributions and fees, timing of incentive distributions, private capital demand, launching of our Canada and second Asia funds, future balance sheet capacity, ability to maintain credit extensions, our position to address debt maturities, interest rate changes, transition to open-end funds, and access to secured and non-secured financings, which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants or renewal at lower than expected rent, decreases in real estate values and impairment losses, increased interest rates and operating costs or greater than expected capital expenditures, our failure to obtain necessary outside financing, re-financing risks, risks related to our obligations in the event of certain defaults under co-investment ventures and other debt, risks related to debt and equity security financings (including dilution risk), difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest properties we have contracted to sell or to timely reinvest proceeds from any divestitures, risks and uncertainties affecting property development, value-added conversions, redevelopment and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, risks related to our tax structuring, failure to maintain our current credit agency ratings, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in general economic conditions or in the real estate sector, inflation risks, changes in real estate and zoning laws, a downturn in the U.S., California or global economy, risks related to doing business internationally and global expansion, risks of opening offices globally, risks of changing personnel and roles, losses in excess of our insurance coverage, unknown liabilities acquired in connection with acquired properties or otherwise and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading “Risk Factors” and elsewhere in our annual report on Form 10-K for the year ended December 31, 2007 and our quarterly report on Form 10-Q for the quarter ended September 30, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

Exhibit
Number	Description
99.1	AMB Property Corporation Supplemental Analyst Package for Fourth Quarter 2008 Earnings Conference Call January 29, 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P. (Registrant)

	By:	AMB Property Corporation,
its General Partner

Date: January 29, 2009	By:	/s/ Thomas S. Olinger

Thomas S. Olinger
Chief Financial Officer

Exhibits

Exhibit
Number	Description
99.1	AMB Property Corporation Supplemental Analyst Package for Fourth Quarter 2008 Earnings Conference Call January 29, 2009